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                                                                   EXHIBIT 10.23



                                                         IMMEDIATELY EXERCISABLE

                               DIGIRAD CORPORATION
                         NOTICE OF GRANT OF STOCK OPTION

         Notice is hereby given of the following stock option grant (the "Option") pursuant to the 1998 STOCK OPTION/STOCK ISSUANCE PLAN (the "Plan") to purchase shares of the Common Stock of Digirad Corporation (the "Corporation"):

                  Optionee:
                  ---------      --------------------------------
                  Grant Date:
                  ----------     --------------------------------
                  Grant Number:             Option Price: $           per share
                  ------------  ---------   ------------   ----------
                  Vesting Commencement Date:
                  -------------------------     -----------------------
                  Number of Option Shares:            shares
                  -----------------------
                  Expiration Date:
                  ---------------   -------------------------
                  Type of Option:            Incentive Stock Option
                  --------------      ------
                                             Non-Statutory Stock Option
                                      ------
                  DATE EXERCISABLE:
                  The Option shall be immediately exercisable for all vested and unvested shares.

                  VESTING SCHEDULE
                  The Option Shares shall be vest in accordance with the following vesting schedule:

                  (a) No Option Shares shall vest until the Optionee has completed one full year of Service (as defined in the Plan) measured from the Vesting Commencement Date.

                  (b) On the first anniversary of the Vesting Commencement Date, 25% of the Option Shares shall become vested.

                  (c) The balance of the Option Shares shall thereafter vest daily over the next 3 years following the initial vesting of Option Shares pursuant to paragraph (b).

                  Optionee understands that the Option is granted pursuant to the Corporation's Plan. By signing below, optionee agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands that any Option Shares purchased under the Option

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will be subject to the terms and conditions set forth in the Stock Purchase
Agreement attached hereto as Exhibit B.

                  Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

                  REPURCHASE RIGHTS. THE OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS UPON ANY PROPOSED SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF THE CORPORATION'S SHARES. THE TERMS AND CONDITIONS OF SUCH RIGHTS ARE SPECIFIED IN THE STOCK PURCHASE AGREEMENT.

                  NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the Service of the Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

                , 199
---------------      --
         Date

                                       DIGIRAD CORPORATION


                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------

                                          -------------------------------------
                                                        Optionee

                                       Address:

                                          -------------------------------------

                                          -------------------------------------




                                       2
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                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

Filed separately as an Exhibit to this Registration Statement



















                                       A-1
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                                    EXHIBIT B

                            STOCK PURCHASE AGREEMENT

Filed separately as an Exhibit to this Registration Statement





















                                      B-1
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                                    EXHIBIT C

                      1998 STOCK OPTION/STOCK ISSUANCE PLAN

Filed separately as an Exhibit to this Registration Statement

















                                       C-1